SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[  ]    Preliminary Proxy Statement                           [  ]     Confidential,  for  Use  of  the  Commission
                                                                       Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[  ]    Definitive additional materials
[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      SCUDDER GLOBAL HIGH INCOME FUND, INC.

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement no.:

(3)     Filing Party:

(4)     Date Filed:

[LOGO]                                       345 Park Avenue (at 51st Street)
                                                     New York, New York 10154
                                                               (800) 349-4281
Scudder Global High
Income Fund, Inc.                                                May 20, 2002
--------------------------------------------------------------------------------


To the Stockholders:

The Annual Meeting of Stockholders of Scudder Global High Income Fund, Inc. (the "Fund") is to be held at 10:00 a.m., Eastern time, on Wednesday, July 10, 2002 at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy are enclosed.

At the Annual Meeting the stockholders will elect two Directors. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

Your Fund's Directors recommend that you vote in favor of the two nominees for Directors.

Respectfully,

/s/Juris Padegs

Juris Padegs

President and Chairman of the Board

--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                      SCUDDER GLOBAL HIGH INCOME FUND, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of

Scudder Global High Income Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of Scudder Global High Income Fund, Inc. (the "Fund"), has been called to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 10, 2002 at 10:00 a.m., Eastern time, for the following purpose:

      To elect two Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on May 10, 2002 are entitled to vote at the meeting and any adjournments thereof.

By order of the Board of Directors,

/s/John Millette

John Millette
Secretary

May 20, 2002


--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder Global High Income Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Deutsche Investment Management Americas Inc., formerly known as Zurich Scudder Investments, Inc. ("DeIM" or the "Investment Manager"), part of Deutsche Asset Management, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 10, 2002 at 10:00 a.m., Eastern time, and at any adjournments thereof (collectively, the "Meeting").

This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about May 20, 2002, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for the proposal which requires the approval of a plurality of shares voting at the Meeting.

Holders of record of the common stock of the Fund at the close of business on May 10, 2002 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 9,939,538 shares of common stock outstanding on the Record Date.

The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended October 31, 2001, without charge, by calling 800-349-4281 or 800-294-4366 or writing the Fund at 345 Park Avenue, New York, New York 10154.

PROPOSAL: ELECTION OF DIRECTORS

Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of the two nominees listed below as Directors of the Fund to serve for a term of three years, or until their respective successors are duly elected and qualified. The nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

The following table sets forth certain information concerning each of the two nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity. For election of Directors of the Meeting, the Board of Directors has approved the nomination of the individuals listed below.

Class III -- Nominees to serve until 2005 Annual Meeting of Stockholders:

                                                                             Aggregate Dollar Range of
                         Present Office with                                 Equity Securities in All
                         the Fund, if any;                  Dollar Range of  Registered Investment
Name (Age)               Principal Occupation    Year       Equity           Companies Overseen by Director
Address                  or Employment and       First      Securities in    in Family of Investment
Noninterested            Directorships in        Became a   the Fund as of   Companies as of April 30,
Directors                Publicly Held Companies Director   April 30, 2002^1 2002^1
-------------------------------------------------------------------------------------------------------------

William H. Luers (73)    President and Chief     2001       1-$10,000        $10,001-$50,000
c/o Deutsche Investment  Executive Officer,
Management Americas Inc. United Nations
345 Park Avenue          Association; Director:
New York, NY 10154       IDEX Corporation
                         (liquid handling
                         equipment
                         manufacturer),
                         Wickes Lumber
                         Company (building
                         materials), American
                         Online Latin
                         America, The Eurasia
                         Foundation, The
                         Gilman Foundation;
                         Member: Advisory
                         Board, The Trust for
                         Mutual
                         Understanding;
                         Member, Executive
                         Committee and Board
                         of Directors,
                         Institute for
                         East-West Studies;
                         Chairman, "St.
                         Petersburg 2003
                         Committee" of
                         Citizens Exchange
                         Council; Trustee:
                         Rockefeller Brothers
                         Fund, Trustee
                         Advisory Council --
                         Appeal of Conscience
                         Foundation;
                         formerly, President,
                         Metropolitan Museum
                         of Art (1986-1999)
                         (retired), Director,
                         StoryFirst
                         Communications, Inc.
                         (owns television and
                         radio stations in
                         Russia and Ukraine)
                         (1996-1999). Mr.
                         Luers serves on the
                         boards of certain
                         other funds managed
                         by DeIM.

-------------------------------------------------------------------------------------------------------------

                                       2

                                                                             Aggregate Dollar Range of
                         Present Office with                                 Equity Securities in All
                         the Fund, if any;                  Dollar Range of  Registered Investment
Name (Age)               Principal Occupation    Year       Equity           Companies Overseen by Director
Address                  or Employment and       First      Securities in    in Family of Investment
Noninterested            Directorships in        Became a   the Fund as of   Companies as of April 30,
Directors                Publicly Held Companies Director   April 30, 2002^1 2002^1
-------------------------------------------------------------------------------------------------------------

Susan Kaufman Purcell    Vice President,         1992       None             None
(59)                     Council of the
c/o Deutsche Investment  Americas; Vice
Management Americas Inc. President, Americas
345 Park Avenue          Society; Director,
New York, NY 10154       Valero Energy Corp.,
                         Freedom House,
                         Women's Foreign
                         Policy Group,
                         Foundation for
                         Management Education
                         in Central America
                         (FMECA) and
                         Director, National
                         Endowment for
                         Democracy (until
                         1999); Member,
                         Advisory Board, The
                         Inter-American
                         Foundation; Council
                         on Foreign
                         Relations; and The
                         Economic Club of New
                         York; Previously
                         Member, Policy
                         Planning Staff, U.S.
                         Department of State
                         and Associate
                         Professor of
                         Political Science,
                         University of
                         California, Los
                         Angeles (UCLA). Dr.
                         Purcell serves on
                         the boards of
                         certain other funds
                         managed by DeIM.

--------------------------------------------------------------------------------------------------------


                                       3


Information Concerning Continuing Directors

The Board of Directors is divided into three classes, with each Director serving for a term of three years. The terms of the Class I and II Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes, including Mr. Hale, who has been appointed by the current Directors to serve as a Class I Director, effective immediately following the Meeting.

Class I -- Directors to serve until 2003 Annual Meeting of Stockholders:

                                                                             Aggregate Dollar Range of
                         Present Office with                                 Equity Securities in All
                         the Fund, if any;                  Dollar Range of  Registered Investment
Name (Age)               Principal Occupation    Year       Equity           Companies Overseen by Director
Address                  or Employment and       First      Securities in    in Family of Investment
Noninterested            Directorships in        Became a   the Fund as of   Companies as of April 30,
Directors                Publicly Held Companies Director   April 30, 2002^1 2002^1
-------------------------------------------------------------------------------------------------------------
Robert J. Callander (71) Retired Vice Chairman,  1992       $1-$10,000       $50,001-$100,000
c/o Deutsche             Chemical Banking
Investment Management    Corporation; Director,
Americas Inc.            ARAMARK Corporation
345 Park Avenue          (food service) and
New York, NY 10154       Omnicom Group, Inc.
                         (advertising); Member,
                         Council on Foreign
                         Relations; Managing
                         Director, Metropolitan
                         Opera Association;
                         Previously Visiting
                         Professor/Executive-
                         in-Residence,
                         Columbia University
                         Business School;
                         Formerly, Director,
                         Barnes Group, Inc.
                         (manufacturing) (until
                         April 2001).
                         Mr. Callander serves
                         on the boards of
                         certain other funds
                         managed by DeIM.


Kenneth C. Froewiss (56) Clinical Professor of   2001       $10,001-$50,000  $50,001-$100,000
c/o Deutsche             Finance, Stern School
Investment Management    of Business, New York
Americas Inc.            University; Managing
345 Park Avenue          Director, J.P. Morgan
New York, NY 10154       (investment banking
                         firm) (until 1996).
                         Mr. Froewiss serves on
                         the boards of certain
                         other funds managed
                         by DeIM.

-------------------------------------------------------------------------------------------------------------


                                       4

Class I -- Directors to serve until 2003 Annual Meeting of Stockholders:

                                                                             Aggregate Dollar Range of
                         Present Office with                                 Equity Securities in All
                         the Fund, if any;                  Dollar Range of  Registered Investment
Name (Age)               Principal Occupation    Year       Equity           Companies Overseen by Director
Address                  or Employment and       First      Securities in    in Family of Investment
Interested               Directorships in        Became a   the Fund as of   Companies as of April 30,
Director                 Publicly Held Companies Director   April 30, 2002^1 2002^1
-------------------------------------------------------------------------------------------------------------

Richard T. Hale (56)*+   Managing Director,      2002++     None             $10,001-$50,000
c/o Deutsche Investment  Deutsche Bank
Management Americas Inc. Securities Inc.
345 Park Avenue          (formerly DB Alex.
New York, NY 10154       Brown LLC) and
                         Deutsche Asset
                         Management Americas;
                         Director and
                         President, Investment
                         Company Capital Corp.
                         (registered investment
                         advisor); Chartered
                         Financial Analyst.
                         Formerly, Director,
                         ISI Family of Funds
                         (registered investment
                         companies). Mr. Hale
                         serves as president
                         and/or on the boards
                         of certain other funds
                         managed by DeIM.

-------------------------------------------------------------------------------------------------------------

Class II -- Directors to serve until 2004 Annual Meeting of Stockholders:

                                                                             Aggregate Dollar Range of
                         Present Office with                                 Equity Securities in All
                         the Fund, if any;                  Dollar Range of  Registered Investment
Name (Age)               Principal Occupation    Year       Equity           Companies Overseen by Director
Address                  or Employment and       First      Securities in    in Family of Investment
Interested               Directorships in        Became a   the Fund as of   Companies as of April
Director                 Publicly Held Companies Director   April 30, 2002^1 30, 2002^1
-------------------------------------------------------------------------------------------------------------
Nicholas Bratt (53)*+    Managing Director of    2001       $50,001-         Over $100,000
c/o Deutsche Investment  DeIM; Director, Korea              $100,000
Management Americas Inc. Society (private
345 Park Avenue          society). Mr. Bratt
New York, NY 10154       serves on the boards
                         of certain other funds
                         managed by DeIM.

-------------------------------------------------------------------------------------------------------------


                                       5

Class II -- Directors to serve until 2004 Annual Meeting of Stockholders:

                                                                              Aggregate Dollar Range of
                         Present Office with                                  Equity Securities in All
                         the Fund, if any;                  Dollar Range of   Registered Investment
Name (Age)               Principal Occupation    Year       Equity            Companies Overseen by Director
Address                  or Employment and       First      Securities in     in Family of Investment
Noninterested            Directorships in        Became a   the Fund as of    Companies as of April
Directors                Publicly Held Companies Director   April 30, 2002^1  30, 2002^1
--------------------------------------------------------------------------------------------------------------

Ronaldo A. da Frota      Director and Chief      1992       $10,001-$50,000   Over $100,000
Nogueira (63)            Executive Officer, IMF
c/o Deutsche Investment  Editora Ltda.
Management Americas Inc. (financial publisher);
345 Park Avenue          Director, Brazilian
New York, NY 10154       Association of
                         Securities Analysts
                         (ABAMEC-Brazil);
                         Member, Board of
                         Association of
                         Certified
                         International
                         Investment Analysts
                         (ACIIA). Mr. Nogueira
                         serves on the boards
                         of certain  other
                         funds managed by DeIM.

--------------------------------------------------------------------------------------------------------------


                                       6

Class II -- Directors to serve until 2004 Annual Meeting of Stockholders:

                                                                              Aggregate Dollar Range of
                         Present Office with                                  Equity Securities in All
                         the Fund, if any;                  Dollar Range of   Registered Investment
Name (Age)               Principal Occupation    Year       Equity            Companies Overseen by Director
Address                  or Employment and       First      Securities in     in Family of Investment
Noninterested            Directorships in        Became a   the Fund as of    Companies as of April
Directors                Publicly Held Companies Director   April 30, 2002^1  30, 2002^1
--------------------------------------------------------------------------------------------------------------
Kesop Yun (57)           Professor, (formerly    2001       None              None
c/o Deutsche Investment  Dean, 1999-2001),
Management Americas Inc. College of Business
345 Park Avenue          Administration, Seoul
New York, NY 10154       National University,
                         Seoul, Korea;
                         Director, The Korea
                         Liberalisation Fund,
                         Inc. (U.K.)
                         (1996-2000); Visiting
                         Professor of London
                         Business School
                         (1997-98); President,
                         Korea Securities &
                         Economy Institute
                         (1994-95); President,
                         Korea Tax Association
                         (1994-95). Mr. Yun
                         serves on the boards
                         of certain other funds
                         managed by DeIM.


All Directors and Officers as a group                                         21,651 Shares
--------------------------------------------------------------------------------------------------------------

* Director considered by the Fund and its counsel to be an "interested person" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's investment manager, DeIM. Mr. Bratt and Mr. Hale each is deemed to be an interested person because of his affiliation with the Fund's investment manager, DeIM, or because he is an Officer of the Fund or both.

+ Mr. Bratt and Mr. Juris Padegs, a current Director who is resigning from the Board effective immediately following the Meeting, are currently members of the Executive Committee of the Fund. Effective immediately following the Meeting, Mr. Hale will replace Mr. Padegs as a member of the Executive Committee of the Fund.

++ Mr. Hale was appointed a Director and Chairman of the Board of the Fund by the Fund's Board of Directors on April 3, 2002, which appointment will take effect immediately following the Meeting.

^1 The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(j) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund, requires the fund's Officers and Directors, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and The New York Stock Exchange, Inc. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

Based on a review of reports filed by the Fund's directors and executive officers, the investment manager, officers and directors of the investment manager, affiliated persons of the investment manager and beneficial holders of 10% or more of the Fund's outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Securities Exchange Act of 1934 for the fiscal year ended October 31, 2001 were timely, except that Martin D. Feinstein filed a Form 3 late, each of Kenneth Froewiss, William Luers, Kesop Yun, and Scudder Investments Marketing Services, Inc. filed a Form 3 late and failed to file a Form 5 with respect to such late filings, and William Luers filed a Form 4 reporting an acquisition of securities late. As a convenience to the directors, the Investment Manager assists the directors in making their Section 16 filings.

To the best of the Fund's knowledge, as of April 30, 2002, no person owned beneficially more than 5% of the Fund's outstanding stock.

Committees of the Board -- Board Meetings

The Board of Directors of the Fund met four times during the fiscal year ended October 31, 2001.

Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which he or she served as regular members.

The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of DeIM ("Noninterested Directors") as defined in the 1940 Act, which met twice during the fiscal year ended October 31, 2001. The members of the Audit Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and discusses with management the Fund's audited financial statements, reviews the auditor's required communications regarding the scope and results of the audit that may assist the Audit Committee in overseeing management's financial reporting and disclosure process, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board, reviews matters related to the independence of the Fund's independent accountants and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

The Board of Directors has adopted a written charter for the Audit Committee.

At a meeting held on April 3, 2002, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected
PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending October 31, 2002. The Fund's financial statements for the fiscal year ended October 31, 2001 were audited by PricewaterhouseCoopers LLP. The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP^(1):

                                        Financial Information Systems
             Audit Fees                Design and Implementation Fees             All Other Fees^2
-------------------------------------------------------------------------------------------------------------

              $89,100                                $0                              $3,875,700
-------------------------------------------------------------------------------------------------------------

The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees for professional services rendered for the audit of the Fund for the most recent fiscal year. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, during the most recent calendar year to the Fund, DeIM and all entities controlling, controlled by, or under common control with DeIM that provide services to the Fund.

The Fund's Audit Committee gave careful consideration to the non-audit related services provided by PricewaterhouseCoopers LLP to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide services to the Fund, and, based in part on certain representations and information provided by PricewaterhouseCoopers LLP, determined that the provision of these services was compatible with maintaining
PricewaterhouseCoopers LLP's independence.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

-----------------------

^1 In addition to the amount shown in the table, PricewaterhouseCoopers LLP billed fees during the year ended December 31, 2001 of approximately $3,094,530 for professional services rendered for audit and tax services provided to other DeIM-advised funds.

^2 All Other Fees includes $1,775,400 for services in connection with risk management, taxation, attest/agreed upon procedures, review of filings with the SEC and testing of internal controls for DeIM and other related entities that provide support for the operations of the funds.

Audit Committee Report

In connection with the audited financial statements as of and for the year ended October 31, 2001 included in the Fund's Annual Report for the year ended October 31, 2001 (the "Annual Report"), at a meeting held on December 12, 2001, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted auditing principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's Annual Report.

The Audit Committee currently consists of Messrs. Callander, Froewiss, Luers, Nogueira and Yun and Dr. Purcell.

Committee on Independent Directors

The Board has a Committee on Independent Directors consisting of the Noninterested Directors. The Committee met twice during the fiscal year ended October 31, 2001. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. The Committee met on April 3, 2002 to nominate the nominees for Noninterested Directors presented in this proxy statement. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action.

Executive Committee

The Executive Committee is empowered, and the Directors have delegated to such Committee, all of the powers of the Directors not otherwise delegated, except for the declaration of dividends and distributions. The Executive Committee acts when the full Board of Directors is not in session. Mr. Bratt and Mr. Juris Padegs, a current Director who is resigning effective immediately following the Meeting, currently are members of the Executive Committee of the Fund. Effective immediately following the Meeting, Mr. Hale will become a Director of the Fund, and will replace Mr. Padegs as a member of the Executive Committee of the Fund. The Executive Committee did not meet during the fiscal year ended October 31, 2001.

Valuation Committee

The Valuation Committee monitors the valuation of portfolio securities and other investments and, as required by the Fund's valuation policies when the full Board is not in session, determines the fair value of illiquid and other portfolio holdings after consideration of all relevant factors, which determinations are reported to the full Board. Messrs. Bratt and Froewiss are currently members of the Valuation Committee, with Messrs. Callander and Padegs as alternates. Effective immediately following the Meeting, Mr. Hale will replace Mr. Padegs as an alternate on the Valuation Committee. The Valuation Committee did not meet during the fiscal year ended October 31, 2001.

Executive Officers

The following persons are Executive Officers of the Fund:

                                                                                           Year First
                             Present Office with the Fund;                                 Became an
Name (Age)                   Principal Occupation or Employment^1                          Officer^2
-------------------------------------------------------------------------------------------------------------
Juris Padegs (70)            President and Chairman of the Board; Advisory Managing        1999
                             Director of DeIM. Mr. Padegs serves on the boards of certain other funds managed by DeIM.

Ian Clarke (40)              Vice President, Director of Deutsche Asset Management since   2002
                             1999; prior thereto, Executive Director of Morgan Stanley
                             Dean Witter.

Brett Diment (31)            Vice President; Managing Director of Deutsche Asset           2002
                             Management.

Jan C. Faller (35)           Vice President; Senior VIce President of DeIM; prior          2000
                             thereto, Bond and Currency Investment Manager of PanAgora
                             Asset Management.

Gary L. French (50)          Treasurer; Managing Director of DeIM; prior to April 2001,    2002
                             President of UAM Fund Services, Inc.

Judith A. Hannaway (49)      Vice President; Managing Director of DeIM.                    1997

John R. Hebble (43)          Assistant Treasurer; Senior Vice President of DeIM.           1998

John R. Janasiewicz (31)     Vice President; Assistant Vice President of DeIM.             2000

Thomas Lally (34)            Assistant Treasurer; Senior Vice President of DeIM.           2001

Brenda Lyons (39)            Assistant Treasurer; Senior Vice President of DeIM.           2000

John Millette (39)           Vice President and Secretary; Vice President of DeIM.         1999

Caroline Pearson (40)        Assistant Secretary; Managing Director of DeIM; prior to      1998
                             September 1997, practiced law with the law firm of
                             Dechert Price & Rhoads.

Bruce Rosenblum (41)         Vice President and Assistant Secretary; Director of Deutsche  2002
                             Asset Management since 2002; prior thereto, Vice President of Deutsche Asset Management 2000-2002; and partner with the law firm of Freedman, Levy, Kroll & Simonds.

-----------------------
^1 Unless otherwise stated, all Executive Officers have been associated with DeIM, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity.

^2 The President, Treasurer and Secretary each hold office until his successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

The aggregate direct remuneration received by the Directors of the Fund not affiliated with DeIM was $62,431, including expenses, for the fiscal year ended October 31, 2001. Each such Noninterested Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than audit committee meetings and meetings held for the purpose of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). DeIM supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund, and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors or employees of DeIM and participate in the fees paid to that firm (see "Investment Manager"), although the Fund makes no direct payments to them.

The following Compensation Table, provides in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by DeIM for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

Compensation Table for the year ended December 31, 2001

-------------------------------------------------------------------------------------------------------------
            (1)                   (2)                (3)                 (4)                  (5)

                                            Pension or                              Aggregate Compensation
                             Aggregate      Retirement Benefits   Estimated Annual  as a Director/Trustee
Name of Person,              Compensation   Accrued as Part of    Benefits Upon     of the Fund and Other
Position                     from the Fund  Fund Expenses         Retirement        Scudder Funds

-------------------------------------------------------------------------------------------------------------
Robert J. Callander,
Director                     $10,750        N/A                   N/A               $54,500 (5 funds)*

Kenneth C. Froewiss,
Director                     $5,724**       N/A                   N/A               $50,224 (5 funds)*

William H. Luers,
Director                     $5,724**       N/A                   N/A               $33,698 (4 funds)

Ronaldo A. da Frota
Nogueira, Director           $10,750        N/A                   N/A               $54,724 (5 funds)*

Susan Kaufman Purcell,
Director                     $10,750        N/A                   N/A               $38,672 (5 funds)*

Kesop Yun,
Director                     $4,224**       N/A                   N/A               $26,198 (4 funds)
-------------------------------------------------------------------------------------------------------------

* Number of funds during the year 2001. The number of funds changed during the year 2001 due to mergers.

**       First became a member of the Board on July 18, 2001.

Required Vote

Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

The Investment Manager

On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment manager of the Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Investment Manager").

Under the supervision of the Board of Directors of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sales decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The Advisor, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counseling firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of the Advisor was acquired by Deutsche Bank AG.

DeIM is a Delaware corporation. Thomas Hughes^1, Dean Barr^1, Deborah Flickinger^1, Phillip Freiherr von Girsewald^2, and William Shiebler^1 are Directors of DeIM. Edmond D. Villani^3 is President and Chief Executive Officer, William G. Butterly, III^1 is Secretary, and Christopher DeMaio^3 is Treasurer of DeIM.

-----------------------

^1  280 Park Avenue, New York, NY

^2  Taunusanlage 12, Frankfurt 60325, Germany A21-01

^3  345 Park Avenue, New York, NY 10154

The Subadvisor

In connection with the acquisition of Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, stockholders of the Fund approved on March 28, 2002 a new subadvisory agreement between the Advisor and Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the Fund's advisor will seek approval from the Fund's Board to implement this subadvisory relationship with DeAMIS.

DeAMIS, with headquarters at One Appold Street, London, EC2A 2UU, England, provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed more than $6 billion in assets. DeAMIS is an indirect wholly-owned subsidiary of Deutsche Bank.

The principal occupations of each director and principal executive officer of DeAMIS are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DeAMIS, is One Appold Street, London, EC2A 2UU, England. No Directors or officers of the Fund, except for Ian Clarke and Brett Diment who are Vice President of the Fund and employees of DeAMIS, are employees, officers, directors or shareholders of DeAMIS.

Alexander Tedder. Director, DeAMIS.

Richard Charles Wilson. Director, DeAMIS.

Annette Jane Fraser. Chairman of the Board and Chief Executive Officer, DeAMIS.

Stephen John Maynard. Director and Finance Officer, DeAMIS.

Matthew Alan Linsey. Director, DeAMIS.

Adrian Dyke. Secretary, DeAMIS.

Brokerage Commissions on Portfolio Transactions

DeIM places orders for portfolio transactions with issuers, underwriters or other brokers and dealers. In selecting brokers and dealers with which to place portfolio transactions for the Fund, DeIM seeks to achieve the most favorable net results. When consistent with this policy, DeIM may place such transactions with brokers and dealers that sell shares of funds advised by DeIM and is authorized to place such brokerage with brokers and dealers who supply brokerage and research services to DeIM.

Pursuant to procedures determined by the Directors and subject to the general policies of a Fund and Section 17(e) of the 1940 Act, DeIM may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Directors who are not "interested persons" of the Fund or DeIM, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."

Affiliated Brokers furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by them or any of their associated persons in connection with effecting transactions for the account of a Fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.

During the fiscal year ended October 31, 2001, the Fund paid no brokerage commissions to any Affiliated Broker.

Other Matters

The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment thereof in accordance with their best judgment.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone by Officers of the Fund or personnel of DeIM. The Fund has retained Georgeson Shareholder Communications, Inc. ("Georgeson"), 17 State Street, New York, New York 10004 to assist in the proxy solicitation. The cost of its services is estimated at $9,000 plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Georgeson, in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

As the meeting date approaches, certain stockholders may receive a telephone call from a representative of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Fund believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

If a stockholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this proxy statement or attend in person. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 1-866-999-2412. Any proxy given by a stockholder is revocable until voted at a meeting.

In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by July 10, 2002, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2003 meeting of stockholders of the Fund should send their written proposals to John Millette, Secretary of the Fund, c/o Deutsche Investment Management Americas Inc. at 345 Park Avenue, New York, New York 10154, by January 21, 2003. The timely submission of a proposal does not guarantee its inclusion.

The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2003 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address on or before April 7, 2003. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors,

/s/John Millette

John Millette
Secretary

345 Park Avenue
New York, New York 10154

May 20, 2002

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
Instructions for Voting Your Proxy

Scudder Global High Income Fund, Inc. is now offering shareholders of record three alternative ways of voting their proxies:

o By Telephone

o Through the Internet (using a browser)

o By Mail (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card.

We encourage you to use these cost effective and convenient ways of voting.

----------------
TELEPHONE VOTING      Available only until 10 AM EST July 10, 2002.
----------------

o Call TOLL-FREE: 1-866-999-2412, Monday through Friday, 9 AM-11PM EST

o Your vote will be confirmed and cast as you directed

---------------
INTERNET VOTING       Available only until 10 AM EST July 10, 2002.
---------------

o Visit the Internet voting Website at http://proxy.georgeson.com

o Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen

o You will incur only your usual Internet charges

--------------
VOTING BY MAIL
--------------

o Simply sign and date your proxy card and return it in the postage-paid envelope


                  --------------                --------------
                  COMPANY NUMBER                CONTROL NUMBER
                  --------------                --------------





           Please fold and detach card at perforation before mailing.

--------------------------------------------------------------------------------

The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                                PLEASE SIGN AND RETURN PROMPTLY
                                                     IN ENCLOSED ENVELOPE.
                                                    NO POSTAGE IS REQUIRED.



                                             -----------------------------------
                                                  (Signature of Stockholder)



                                             -----------------------------------
                                              (Signature of joint owner, if any)

                                             Date _______________________, 2002

                                             Please sign exactly as your name or
                                             names appear. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             your full title as such.

Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------

PROXY                SCUDDER GLOBAL HIGH INCOME FUND, INC.               PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                Annual Meeting of Stockholders -- July 10, 2002

         The undersigned hereby appoints Bruce Rosenblum, John Millette and Caroline Pearson and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of Scudder Global High Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Scudder Global High Income Fund, Inc. to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 10, 2002 at 10:00 a.m., Eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the item listed below.

                                                                          FOR all           WITHHOLD
                                                                      nominees listed      AUTHORITY
                                                                      at left (except     to vote for
                                                                      as marked to the    all nominees
The election of two Directors:                                       contrary at left)   listed at left

Nominees: Class III: William H. Luers and Susan Kaufman Purcell.           [  ]               [  ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)





                                                       (continued on other side)